Exhibit 10.4
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       _\|/_
      Prima Oil & Gas Company
                                                    February 21, 2001


Exhibit 10.4
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Unioil
Joseph Associates of Greeley, Inc.
P.O. Box 310
Evans, CO  80620



                                                   RE:   Farmout/Farmout Option
                                                         Agreement dated 11/7/96
                                                         Weld County, Colorado


Gentlemen:

       Pursuant to that certain Farmout/Farmout Option Agreement dated November 7, 1996, ("the Agreement") between Unioil, and Joseph Associates of Greeley, Inc. ("JAGI") and Prima Oil & Gas Company ("Prima") and the Amendment Letter dated March 24, 1999, the rights under the Agreement will terminate June 30, 2001. JAGI and Prima hereby agree to extend the termination date from June 30, 2001 to December 31, 2001.

       If you are in agreement with the foregoing, please sign, date and return one copy of this letter at your earliest convenience.

                                                    Sincerely,

                                                    PRIMA OIL & GAS COMPANY


                                                    /s/ Cindi Danner


                                                    Cindi Danner, CPL
                                                    Landman


AGREED TO AND ACCEPTED THIS 21ST DAY OF February, 2001.
                           -----        --------

UNIOIL                                        JOSEPH ASSOCIATES OF GREELEY, INC.

/s/ F. C. Jones                               /s/ F.C. Jones
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Printed Name:                                 Printed Name:
             ---------------------                         ---------------------
Title:  VP                                    Title:  VP
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              1099 18th Street o Suite 400 o Denver, Colorado 80202
         Office: 303.297.2300 o Fax: 303.297.7708 o www.primaenergy.com